                                                                    EXHIBIT 23.4




                        Independent Accountants' Consent


The Board of Directors
HUB Financial Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG PEAT MARWICK, LLP


Billings, Montana
July 10, 1998